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                                                          Exhibit 10.5

                        CHAPMAN INSURANCE HOLDINGS, INC.

                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), made this 15th day of November, 1999, by and among eChapman.com, Inc., a Maryland corporation ("eChapman"), CIH Merger Subsidiary, Inc., a Maryland corporation and wholly owned subsidiary of eChapman ("Merger Subsidiary"), and Chapman Insurance Holdings, Inc., a Maryland corporation (the "Corporation").

1.       THE MERGER

         Chapman Insurance Holdings, Inc. (the "Corporation") will merge (the "Merger") with and into Chapman Merger Subsidiary, Inc. (the "Merger Subsidiary"). The Merger Subsidiary will be the surviving corporation (the "Surviving Corporation") in the Merger. The Charter and the Bylaws of the Merger Subsidiary, in effect on the date of the Merger, will continue in full force and effect as the Charter and Bylaws of the Surviving Corporation. The Surviving Corporation will continue to be liable for all of the Corporation's pre-Merger debts and obligations.

         Under this Agreement, eChapman, the parent of Merger Subsidiary, will pay the holders of shares of Common Stock of the Corporation will receive for each share of Common Stock of the Corporation outstanding immediately prior to the Merger, $0.6284.

2.       METHOD OF CARRYING OUT THE PLAN

         The proposed merger has been declared advisable by the Board of Directors of the Corporation on substantially the terms and conditions set forth in this Agreement and the Board of Directors has directed that the Agreement be presented for consideration and approval at a special meeting of the Stockholders of the Corporation. If the Agreement is duly approved at the special meeting of the stockholders of the Corporation by the holders of at least a majority of all outstanding shares of Common Stock, then:

         The Board of Directors of each of the Corporation and the Merger Subsidiary will cause the appropriate officers of the respective corporations to prepare and execute Articles of Merger in such form as said officers, with the advice of counsel, deem appropriate and to file the Articles of Merger with the State Department of Assessments and Taxation (the "SDAT").


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     IN WITNESS WHEREOF, eChapman.com., Inc., CIH Merger Subsidiary, Inc. and
Chapman Insurance Holdings, Inc. have caused this Agreement and Plan to be executed by their respective officers thereunto duly authorized as of the date first above.

                                     eCHAPMAN.COM, INC.


                                     By:  /s/ NATHAN A. CHAPMAN, JR.
                                          -------------------------------
                                          Nathan A. Chapman, Jr.
                                          Chairman of the Board President

                                     CIH MERGER SUBSIDIARY, INC.


                                     By:  /s/ NATHAN A. CHAPMAN, JR.
                                          -------------------------------
                                          Nathan A. Chapman, Jr.
                                          President

                                     CHAPMAN INSURANCE HOLDINGS, INC.


                                     By:  /s/ NATHAN A. CHAPMAN, JR.
                                          -------------------------------
                                          Nathan A. Chapman, Jr.
                                          Chairman of the Board and President



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